UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2026

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On March 31, 2026, the management of Bel Fuse Inc. (“Bel” or the “Company”) issued a press release (“Press Release”) announcing a strategic realignment of its business units. Beginning with the fiscal quarter ended March 31, 2026, the Company will report results under two reportable segments: (1) Aerospace, Defense & Rugged Solutions; and (2) Industrial Technology & Data Solutions. The Company revised its reportable segments to align with how the Company’s Chief Operating Decision Maker, Farouq Tuweiq, President and Chief Executive Officer of Bel, manages the Company’s business, including resource allocation and performance assessment. A copy the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company has retrospectively recast segment information to reflect the expected segment reporting changes for quarterly and full-year fiscal 2025 and 2024 results. The recast information is included in Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2026, Thomas Smelker has been appointed EVP & President, Aerospace, Defense & Rugged Solutions. Mr. Smelker joined Bel Fuse in January 2026, bringing extensive industry experience including management of a $400+ million P&L across ten sites at Mercury Systems. His expertise spans ruggedized computing, RF systems, secure microelectronics, and space technologies for defense and commercial aerospace — all closely aligned with Bel’s strategic focus.

On March 31, 2026, Steve Dawson has been appointed EVP & President, Industrial Technology & Data Solutions. Mr. Dawson joined Bel Fuse in 2014 and has served as President of the Power Solutions and Protection business, where he demonstrated outstanding leadership in setting strategic direction, fostering innovation, and building strong partnerships with customers and suppliers. Under his guidance, the division achieved significant improvements in operational efficiency and profitability while maintaining Bel’s reputation for high-quality products.

On March 31, 2026 Joseph Berry transitioned from VP, President of the Bel's former Magnetic Solutions to Senior Vice President, Components reporting to Steve Dawson under the Industrial Technology & Data Solutions segment as part of the strategic realignment. As a result of his change in responsibilities, Mr. Berry is no longer determined to be an “executive officer” or “officer” of the Company as defined in Rules 3b-7 or 16a-1(f) under the Exchange Act, respectively.

Consistent with prior announcements, Peter Bittner III, President of the Company’s former Bel Connectivity Solutions segment, has retired from the Company effective April 3, 2026.

New Compensatory Arrangements

In connection with Mr. Smelker’s appointment as Company’s EVP & President, Aerospace, Defense & Rugged Solutions, Mr. Smelker and the Company have entered into an Amended Employment Agreement, effective as of March 31, 2026, which amended Item 3 of Exhibit A of the terms of Mr. Smelker’s employment agreement whereby changing his Position/Title was updated to EVP & President, Aerospace, Defense and Rugged Solutions.

In connection with Mr. Dawson’s appointment as Company’s EVP & President, Industrial Technology & Data Solutions, Mr. Dawson and the Company have entered into an Employment Agreement (the “Employment Agreement”), effective as of March 31, 2026 (the “Effective Date”), which outlines the terms of Mr. Dawson’s employment as the Company’s EVP & President, Industrial Technology & Data Solutions. The Employment Agreement provides that Mr. Dawson’s employment may be terminated by either the Company or Mr. Dawson at any time and for any reason; provided that, unless Mr. Dawson is terminated for Cause (as defined in the Employment Agreement), dies or is unable to perform his duties due to a Disability (as defined in the Employment Agreement), either he or the Company must give the other at least 60 days’ written notice before ending his employment.

Under the Employment Agreement, Mr. Dawson will receive an annual base salary of $400,000 (as in effect from time to time, “Base Salary”), subject to review no less frequently than annually by the Compensation Committee of the Board (the “Compensation Committee”) for potential increase if the Compensation Committee, in its discretion, deems appropriate. Mr. Dawson shall also be eligible for the following: (i) target annual variable compensation with a target of 125% of Base Salary (subject to possible increase from time to time in the discretion of the Compensation Committee), but which can range from 0% to 200% of Base Salary depending on the level of achievement of applicable goals established by the Compensation Committee (which may be based on a combination of individual and Company related performance objectives), with any annual variable compensation to be paid 60% in cash and 40% in time-based restricted stock units (“RSUs”) and/or restricted shares, provided that the Compensation Committee has the discretion to change such allocation; (ii) an annual performance share unit award grant of 75% of Base Salary (provided that the Compensation Committee shall have discretion to increase or decrease the performance share unit award grant amount for any year based on its evaluation of Mr. Dawson’s performance and/or such other factors as the Compensation Committee deems appropriate), and based on achievement of such performance objectives as the Compensation Committee in good faith deems appropriate, including without limitation objectives based on total shareholder return and/or other corporate and individual measures, and payable in such form as determined by the Compensation Committee, which may be in cash and/or equity (including RSUs and/or restricted shares with vesting conditions); (iii) participation during the employment term in the Bel Fuse Inc. Nonqualified Deferred Compensation Plan (the “DCP”) and all employee benefit plans, practices and programs maintained by the Company for the benefit of employees generally as in effect from time to time; and (iv) reimbursement of up to $5,000 in legal fees related to the negotiation of the Employment Agreement.

In the event of termination, Mr. Dawson is entitled to various severance benefits depending on the circumstances. If terminated by the Company without Cause, or if he resigns for Good Reason, in each case prior to a Change in Control Event (as defined in the Company’s 2020 Equity Compensation Plan, or any successor plan), Mr. Dawson will be entitled to receive amounts accrued under the Employment Agreement and, subject to Mr. Dawson’s execution and non-revocation of a release of claims in a form acceptable to the Company (a “Release”), and compliance with the terms of the Employment Agreement, he will receive the following: (i) continued payments of Base Salary (at the rate of Base Salary in effect immediately prior to notice of termination) for a period of 12 months payable in accordance with the Company’s normal payroll practices; (ii) pro-rata payment of his variable compensation that otherwise would have been earned for the calendar year of termination, prorated based on the number of days of employment during such year divided by 365; (iii) continued vesting of all equity awards outstanding as of the date of termination, including the equity portion of his annual variable compensation, in accordance with their applicable vesting schedules; (iv) his interest in the DCP shall be fully vested and be payable in accordance with the terms of the DCP; and (v) continued health coverage at active employee rates for up to 12 months. If such a termination occurs on or within 24 months following a Change in Control Event, Mr. Dawson will be entitled to receive amounts accrued under the Employment Agreement, and subject to Mr. Dawson’s execution of a Release and compliance with the terms of the Employment Agreement, he will receive the following: (i) a lump sum cash severance payment equal to two (2.0) times the sum of (a) his Base Salary (at the higher of the rate of Base Salary in effect immediately prior to the Change in Control Event or the date of notice of termination), and (b) his target variable compensation for the calendar year of termination; (ii) a lump sum cash payment equal to his pro-rata target variable compensation for the calendar year of separation (regardless of whether payable in cash or RSUs/restricted shares), prorated based on the number of days of employment during such year divided by 365; (iii) immediate vesting of all equity awards outstanding as of the date of termination, including the equity portion of his annual variable compensation; (iv) continued health coverage at active employee rates for up to 24 months; (v) benefits under the DCP in accordance with the change in control provisions thereof; and (vi) up to $10,000 worth of reasonable outplacement services through an outplacement firm of Mr. Dawson’s choosing.

The Employment Agreement also includes provisions for confidentiality, non-competition, non-solicitation, and non-disparagement, as well as intellectual property assignment and clawback provisions.

The foregoing descriptions of the Amendment to Employment Agreement related to Mr. Smelker and Employment Agreement related to Mr. Dawson are summaries only and are qualified in their entirety by reference to the full text of the respective agreements, which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment to Employment Agreement, dated as of March 31, 2026, by and between Bel Fuse Inc. and Tom Smelker.*
10.2	Employment Agreement, dated as of March 31, 2026, by and between Bel Fuse Inc. and Steve Dawson.*
99.1	Press Release of Bel Fuse Inc. dated March 31, 2026, furnished hereto.
99.2	Bel's revised segment financial information for all the quarters and the full year fiscal 2025 and 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract or compensatory plan or arrangement.

Cautionary Language Concerning Forward-Looking Statements

This report and the exhibits attached hereto (collectively, the “Report”) contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to our statements regarding future events, performance, plans, intentions, beliefs, expectations and estimates, including statements regarding matters such as trends and expectations as to our sales, and gross margin, and as to our products, product groups, customers, and end markets; statements about additions to the leadership team and expectations regarding further alignment of the organization with customer needs and industry trends; statements about growth strategy and growth initiatives, teamwork, exploration of new opportunities, and the Company’s evolution; and statements regarding our expectations and beliefs regarding trends in the Company's business and industry and the markets in which Bel operates, and about broader market trends and the macroeconomic environment generally, and other statements regarding the Company's positioning, its strategies, future progress, investments, plans, targets, goals, and other focuses and initiatives, and the expected timing and potential benefits thereof. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “forecast,” “outlook,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Bel’s control. Bel’s actual results could differ materially from those stated or implied in our forward-looking statements (including without limitation any of Bel’s projections) due to a number of factors, including but not limited to, difficulties associated with integrating previously acquired companies, including any unanticipated difficulties, or unexpected or higher than anticipated expenditures, relating to Bel's November 2024 acquisition of Enercon, and including, without limitation, the risk that Bel is unable to integrate the Enercon business successfully or difficulties that result in the failure to realize the expected benefits and synergies within the expected time period (if at all); the possibility that the Bel’s intended acquisition of the remaining 20% stake in Enercon is not completed in accordance with the shareholders agreement as contemplated for any reason, and any resulting disruptions to Bel’s business and its currently 80% owned Enercon subsidiary as a result thereof; trends in demand which can affect Bel's products and results, including that demand in Enercon’s end markets can be cyclical, impacting the demand for Enercon’s products, which could be materially adversely affected by reductions in defense spending; the market concerns facing Bel's customers, and risks for the Company’s business in the event of the loss of certain substantial customers; the continuing viability of sectors that rely on Bel's products; the effects of business and economic conditions, and challenges impacting the macroeconomic environment generally and/or Bel's industry in particular; the effects of rising energy and other input costs, and cost changes generally, including the potential impact of inflationary pressures; capacity and supply constraints or difficulties, including supply chain constraints or other challenges; the impact of public health crises; difficulties associated with the availability of labor, and the risks of any labor unrest or labor shortages; risks associated with Bel’s international operations, including Bel's substantial manufacturing operations in China, and following Bel’s November 2024 acquisition of Enercon, risks associated with operations in Israel, which may be adversely affected by political or economic instability, military activity (including the ongoing Iran war), major hostilities or acts of terrorism in the region; risks associated with restructuring programs or other strategic initiatives, including any difficulties in implementation or realization of the expected benefits or cost savings; product development, commercialization or technological difficulties; the regulatory and trade environment including the potential effects of the imposition or modification of new or increased tariffs either by the U.S. government on foreign imports or by a foreign government on U.S. exports related to the countries in which Bel transacts business and trade restrictions that may impact Bel, its customers and/or its suppliers, and risks associated with the evolving trade environment, trade restrictions, and changes in trade agreements, and general uncertainty about future changes in trade and tariff policy and the associated impacts of those changes; risks associated with fluctuations in foreign currency exchange rates and interest rates; uncertainties associated with legal proceedings; the market’s acceptance of the Company's new products and competitive responses to those new products; the impact of changes to U.S. and applicable foreign legal and regulatory requirements, including tax laws; and the risks detailed in Bel’s most recent Annual Report on Form 10-K  and in subsequent reports filed by Bel with the Securities and Exchange Commission, as well as other documents that may be filed by Bel from time to time with the Securities and Exchange Commission. In light of the risks and uncertainties impacting Bel's business, there can be no assurance that any forward-looking statement will in fact prove to be correct. Past performance is not necessarily indicative of future results. The forward-looking statements included in this Report represent Bel’s views as of the date of this Report. Bel anticipates that subsequent events and developments will cause its views to change. Bel undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Bel’s views as of any date subsequent to the date of this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2026	BEL FUSE INC.
(Registrant)

By:	/s/Farouq Tuweiq
Farouq Tuweiq
President and Chief Executive Officer